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                                                                    Exhibit 10.5

                                                      K&S DRAFT OCTOBER 19, 1999
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                       EMPLOYEE BENEFITS AND COMPENSATION
                              ALLOCATION AGREEMENT


         AGREEMENT, dated as of __________ 1999 (the "Agreement"), by and between Harris Corporation ("Parent"), a Delaware corporation, and Lanier Worldwide, Inc., a Delaware corporation ("Company").

         WHEREAS, the Parent Board of Directors intends to effect the Distribution (as defined herein); and

         WHEREAS, Parent and Company wish to provide for the allocation of assets and liabilities and certain other matters with respect to employee benefit plans, executive compensation plans and certain other employee plans and arrangements in connection with the Distribution.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 "Company Employee" means each employee of Company, including a Company Transfer Employee.

         1.2 "Company SERP" means the Lanier Worldwide, Inc. Supplemental Executive Retirement Savings Plan and the Lanier Worldwide, Inc. Supplemental Executive Retirement Plan. 1.1

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         1.3 "Company Stock Incentive Plan" means the Lanier Worldwide, Inc.
Stock Incentive Plan.

         1.4 "Company Transfer Employee" means each employee of Parent who becomes an employee of Company on or after the Distribution Date and on or before December 31, 1999.

         1.5 "Code" means the Internal Revenue Code of 1986, as amended.

         1.6 "Distribution" means the pro rata distribution to Parent's stockholders of a number of shares of Company common stock that is equal to approximately 90% of the shares of Company common stock outstanding after the Distribution Date, as described in the Registration Statement on Form 10 and any amendments thereto filed by the Company with the Securities and Exchange Commission.

         1.7 "Distribution Date" has the meaning given to such term in the Registration Statement on Form 10 and any amendments thereto filed by the Company with the Securities and Exchange Commission.

         1.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.9 "Harris 401(k) Plan" means the Harris Corporation Retirement Plan.

         1.10 "Harris Pension Plan" means the Harris Corporation Pension Plan.

         1.11 "Parent Employee" means each employee of Parent, including a Parent Transfer Employee.

         1.12 "Parent Performance Shares" means performance share awards granted under the Parent Stock Incentive Plan.

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         1.13 "Parent SERP" means any nonqualified supplemental executive retirement plan maintained for the benefit of Parent employees, or Company Employees who were employed at any time by Parent.

         1.14 "Parent Stock Incentive Plan" means the Harris Corporation Stock Incentive Plan.

         1.15 "Parent Stock Options" means stock options granted under the Parent Stock Incentive Plan.

         1.16 "Parent Transfer Employees" means employees of Company who become employees of Parent on or after the Distribution Date and on or before December 31, 1999.

         1.17 "PEP" means the Lanier Worldwide, Inc. Pension Equity Plan.

         1.18 "Record Date" has the meaning given to such term in the Registration Statement on Form 10 and any amendments thereto filed by the Company with the Securities and Exchange Commission.

         1.19 "SIP" means the Lanier Worldwide, Inc. Savings Incentive Plan, as amended from time to time.

         1.20 "Transfer Date" with respect to each Company Transfer Employee or Parent Transfer Employee, means the first date on or after the Distribution Date that he or she is actively at work for Company following a transfer from Parent, or is actively at work for Parent following a transfer from Company, as applicable.

                                   ARTICLE II

                                RETIREMENT PLANS

         2.1 SIP.

         (a) IN GENERAL Company has previously established the SIP for the benefit of its employees. As soon as practicable after the date hereof and effective as of the Distribution Date,

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Company shall take, or cause to be taken, all necessary and appropriate action to allow each Company Transfer Employee to be enrolled in the SIP as soon as practicable after his or her Transfer Date. Effective no later than the Distribution Date, Company shall cause the SIP to be amended such that amounts under the SIP after such date shall not be applied to purchase the common stock of Parent.

         (b) SERVICE CREDIT. The employment of each Company Transfer Employee with Parent shall be treated as employment with Company for purposes of eligibility and vesting under the SIP.

         (c) HARRIS 401(k) PLAN TRANSFER. Company shall take such action as is necessary or appropriate to cause the SIP to accept the transfer of the assets and liabilities of the Harris 401(k) Plan described in Section 2.2(d) of this Agreement (including making amendments, as necessary or appropriate, to the SIP) and to satisfy the requirements of Section 401(a) of the Code and related Code Sections with respect to such transfer.

         (d) PARENT EMPLOYEES' SIP ACCOUNT BALANCES. As soon as practicable after January 1, 2000, the Company shall cause the SIP to transfer to the Harris 401(k) Plan the assets and liabilities of the SIP attributable to Parent Employees (including any outstanding Parent Employee loans from the SIP).


         2.2 HARRIS 401(k) PLAN.

         (a) IN GENERAL. Parent has previously established the Harris 401(k) Plan for the benefit of its employees. As soon as practicable after the date hereof and effective as of the Distribution Date, Parent shall take, or cause to be taken, all necessary and appropriate action to allow each Parent Transfer Employee to be enrolled in the Harris 401(k) Plan as soon as practicable after his or her Transfer Date.

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         (b) SERVICE CREDIT. The employment of each Parent Transfer Employee with Company shall be treated as employment with Parent for eligibility and vesting purposes under the Harris 401(k) Plan.

         (c) SIP TRANSFER. Parent shall take such action as is necessary or appropriate to cause the Harris 401(k) Plan to accept the transfer of the assets and liabilities of the SIP described in Section 2.1(d) of this Agreement (including making amendments, as necessary or appropriate, to the Harris 401(k)
Plan) and to satisfy the requirements of Section 401(a) of the Code and related Code Sections with respect to such transfer.

         (d) COMPANY EMPLOYEES' HARRIS 401(K) PLAN ACCOUNT BALANCES . As soon as practicable after January 1, 2000, Parent shall cause the Harris 401(k) Plan to transfer to the SIP the assets and liabilities of the Harris 401(k) Plan attributable to Company Employees (including any outstanding Company Employee loans from the Harris 401(k) Plan).

         2.3 PEP.

         (a) IN GENERAL. Company has previously established the PEP for the benefit of its employees. As soon as practicable after the date hereof and effective as of the Distribution Date, Company shall take, or cause to be taken, all necessary and appropriate action to allow Company Transfer Employees to be enrolled in the PEP subject to the terms and conditions of the PEP.

         (b) SERVICE CREDIT. The employment of each Company Transfer Employee with Parent shall be treated as employment with Company for eligibility and vesting purposes under the PEP.

         (c) FORMER COMPANY EMPLOYEES' PEP ACCRUED BENEFITS. Each Parent Employee with a vested benefit in the PEP may request (1) a distribution of the vested portion of his or her PEP accrued benefit as soon as practicable after January 1, 2000, (2) a rollover of the vested

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portion of his or her PEP accrued benefit to an "eligible retirement plan" (as defined in Section 401(a)(31) of the Code) or (3), if the vested portion of his or her PEP accrued benefit exceeds $5,000, that the vested portion of his or her accrued benefit remain in the PEP.

         (d) PEP TRUST AGREEMENT. Parent shall take such action as is necessary or appropriate to cause the assets of the PEP that are invested in the Harris Corporation Master Trust to be transferred to a trust established for the PEP.

         2.4 HARRIS PENSION PLAN. Parent shall continue to be responsible for any Financial Accounting Statement 87 liability with respect to the Harris Pension Plan, and Parent shall assume all responsibility for the administration and valuation of the Harris Pension Plan before and after the Distribution.

                                  ARTICLE III

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

Company shall not assume any liability whatsoever with respect to the Parent SERP, and Parent shall not assume any liability with respect to Company SERP. The Company shall have no right to claim any assets held in a Parent rabbi trust.

                                   ARTICLE IV

                              STOCK INCENTIVE PLAN

         4.1 ESTABLISHMENT OF COMPANY STOCK INCENTIVE PLAN. At or prior to the Distribution Date, Company shall establish the Company Stock Incentive Plan for the benefit of Company Employees who hold outstanding awards under the Parent Stock Incentive Plan at the Distribution Date and such other Company Employees as are designated by the Company to benefit under such Plan (such employees are referred to hereinafter as the "Stock Incentive Employees").

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         4.2 STOCK OPTIONS. As soon as practicable after the Distribution Date, the Stock Incentive Employees shall surrender for cancellation their outstanding Parent Stock Options, if any, in exchange for options to purchase shares of Company common stock ("Company Stock Options"), and Parent Stock Options held by Stock Incentive Employees shall be replaced with options to purchase shares of Company common stock issued under the Company Stock Incentive Plan. The number of shares subject to each Company Stock Option will be determined by multiplying the number of shares subject to each Parent Stock Option by a number equal to
(a) the closing price of a share of Parent common stock on the New York Stock Exchange on the Record Date, divided by (b) the opening price of a share of Company common stock on the New York Stock Exchange on the day following the Distribution Date (the "Company Adjustment Ratio"). The price of each Company Stock Option will be determined by dividing the option price of each Parent Stock Option by the Company Adjustment Ratio.

         4.3 PERFORMANCE SHARES. As soon as practicable after the Distribution Date, Parent Performance Shares held by the Stock Incentive Employees shall be forfeited, and Company shall issue Company Performance Shares under the Company Stock Incentive Plan to replace such Parent Performance Shares in an amount equal to the result of multiplying the Parent Performance Shares by the Company Adjustment Ratio. The performance targets for such Company Performance Shares shall be established by Company as soon as practicable following the Distribution Date. Notwithstanding the foregoing, prior to the forfeiture of the Stock Incentive Employees' Parent Performance Shares, the Stock Incentive Employees shall be paid all dividends and other distributions accrued with respect to such Parent Performance Shares through and including the Distribution Date including any dividend paid in shares of Company

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which will be paid in accordance with the terms of the Parent Stock Incentive
Plan including withholding for applicable taxes.

                                   ARTICLE V

                                 OTHER BENEFITS

         5.1 CESSATION OR CONTINUATION OF COVERAGE. Effective as of his or her Transfer Date, each Company Transfer Employee, together with dependents thereof, shall cease to be covered by Parent's employee welfare benefit plans, including but not limited to plans, programs, policies and arrangements which provide medical and dental coverage, life and accident insurance and disability coverage (collectively, "Welfare Plans"), and each Parent Transfer Employee, together with dependents thereof, shall cease to be covered by Company's Welfare Plans. Company Employees and their dependents shall continue to be covered under the dependent care spending accounts covering such Company Employees immediately before the Distribution Date ("Pre-Distribution Accounts") through December 31, 1999, and Parent shall continue to administer the Pre-Distribution Accounts under the Accordia contract on behalf of Company Employees and their dependents for claims incurred under the Pre-Distribution Accounts during the calendar year 1999. Company shall pay any administrative costs associated with the administration of the claims described in the immediately preceding sentence and continued participation by each Company Transfer Employee in his or her Pre-Distribution Account during 1999 and after his or her Transfer Date shall be determined under the terms of such Pre-Distribution Account.

         5.2 RESPONSIBILITY FOR CLAIMS INCURRED. Parent shall retain responsibility for all Welfare Plan claims incurred by each Company Transfer Employee and his or her dependents prior to his or her Transfer Date, and Company shall retain responsibility for all Welfare Plan claims incurred by each Parent Transfer Employee and his or her dependents prior to his or her

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Transfer Date (other than any such claims incurred by Parent Transfer Employees under the Harris Dependent Care Spending Account).

         Company shall be responsible for all Welfare Plan claims incurred by each Company Transfer Employee after his or her Transfer Date (other than any such claims incurred by Company Transfer Employees under the Harris Dependent Care Spending Account before January 1, 2000), and Parent shall be responsible for all Welfare Plan claims incurred by each Parent Transfer Employee after his or her Transfer Date. For purposes of this Section, a claim shall be deemed to have been incurred on the date on which medical or other treatment or service was rendered and not the date of the inception of the related illness or injury or the date of submission of a claim related thereto.

         5.3 CERTAIN HEALTH PLAN PROVISIONS.

         (a) IN GENERAL. Any pre-existing condition requirement in any of Company's Welfare Plans that are medical, dental or health plans shall be waived with respect to Company Transfer Employees only to the extent required by any applicable law, and any pre-existing condition requirement in any of Parent's Welfare Plans that are medical, dental or health plans shall be waived with respect to Parent Transfer Employees only to the extent required by any applicable law.

         (b) COMPANY RETIREES. Former employees retired from the Company who are covered under any Parent Welfare Plan on August 31, 1999 shall cease to be covered under such Parent Welfare Plan on September 1, 1999 and shall be covered by a Company Welfare Plan starting on that date. Company shall be responsible for any Financial Accounting Statement 106 liability and reporting with respect to such retired Company employees.

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         5.4 VACATION. Any earned, but not taken, vacation time with Parent of each Company Transfer Employee shall become the responsibility of Company effective as of his or her Transfer Date, and Parent shall cease to have any liability in respect thereof. Any earned, but not taken, vacation time with Company of each Parent Transfer Employee shall become the responsibility of Parent, and Company shall cease to have any liability in respect thereof.

         5.5 HARRIS CORPORATION MERIT SCHOLARSHIP PROGRAM. Company shall assume the liability for the cost of funding any scholarship for the year 2000 for the child of a Company Employee who has been selected to participate or who is selected to participate in the Harris Corporation Merit Scholarship Program for the year 2000.

         Parent shall be responsible for the cost of funding any scholarship for the year 2000 for the child of a Parent Employee who has been selected to participate or who is selected to participate in the Harris Corporation Merit Scholarship Program for the year 2000.

                                   ARTICLE VI

                                 MISCELLANEOUS

         6.1 ENTIRE AGREEMENT. This Agreement and the Agreement and Plan of
Distribution between Company and Parent dated as of                1999 (the
"Distribution Agreement") shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, discussions, agreements and understandings with respect to such subject matter.

         6.2 INDEMNITY. Except as specifically provided in this Agreement and the Distribution Agreement,

         (a) Except as set forth in the Ancillary Workers Compensation Agreement, Company shall be responsible for any and all Liabilities or Losses (as such terms are defined in the

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Distribution Agreement) relating to the employment of Company Employees or former Company Employees by the Company without regard to whether such Liabilities or Losses are incurred before, on or after the Distribution Date and shall indemnify and hold Parent harmless for such Liabilities and Losses; and

         (b) Parent shall be responsible for any and all Liabilities or Losses relating to the employment of Parent Employees or former Parent Employees by Parent without regard to whether such Liabilities or Losses are incurred before, on or after the Distribution Date and shall indemnify and hold Company harmless for such Liabilities and Losses. Otherwise, the indemnification provisions of
Article III of the Distribution Agreement shall be applicable to this Agreement and are hereby incorporated herein by reference.

         6.3 CLAIMS AND DISPUTE RESOLUTION. The claims and dispute resolution provisions of Article V of the Distribution Agreement shall be applicable to this Agreement and are hereby incorporated herein by reference.

         6.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         6.5 NOTICES. All notices and other communications hereunder shall be in writing, shall reference this Agreement and shall be hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

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                  To Parent:

                  Harris Corporation
                  1025 West NASA Blvd.
                  Melbourne, Florida 32919

                  Attention:        Corporate Secretary
                  Telephone:        (407) 727-9163
                  Facsimile:        (407) 727-9222

                  With a copy to:

                  Harris Corporation
                  1025 West NASA Blvd.
                  Melbourne, Florida 32919
                  Attention:        Scott T. Mikuen
                  Telephone:        (407) 727-9125
                  Facsimile:        (407) 727-9234


                  To Company:

                  Lanier Worldwide, Inc.
                  2300 Parklake Drive, N.E.
                  Atlanta, Georgia 30345

                  Attention:        General Counsel
                  Telephone:        (770) 621-1063
                  Facsimile:        (770) 621-1073

         6.6 AMENDMENTS. This Agreement may not be modified or amended except by an agreement in writing signed by the parties.

         6.7 SUCCESSORS AND ASSIGNS. Neither party may assign its rights or delegate any of its duties or obligations under this Agreement without the prior written consent of the other party. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         6.8 NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto and their respective subsidiaries and should not be deemed to confer upon third

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parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

         6.9 TITLES AND HEADINGS. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         6.10 ENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any Jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such' prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

         6.11 ACCESS TO INFORMATION. Company and Parent shall provide each other with access to information reasonably necessary in order to carry out the provisions of this Agreement (including Parent files relating to retired company employees and premium reconciliation for billing and collections through the Distribution Date).

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.

ATTEST:                                     HARRIS CORPORATION
______________________________              By:___________________________
Title:                                         Title:

ATTEST:                                     LANIER WORLDWIDE, INC.
______________________________              By:___________________________
Title:                                         Title:

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